CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of FullCircle Registry, Inc. a Nevada corporation (the "Company"), on Form 10-QSB for the quarterly period ending March 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Isaac Boutwell, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section
1350),  that  to  my  knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




                                /s/Isaac Boutwell
                                -----------------------
                                Isaac Boutwell
                                Chief Executive Officer
Date:  May  20,  2004